Financial Instruments - Net Debt (Detail) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Borrowings [abstract]
Current indebtedness	$ 3	$ 1,644
Long-term indebtedness	3,213	5,382
Total debt	3,216	7,026
Swaps	76	246
Total debt after swaps	3,292	7,272
Remove fair value adjustments for hedges	4	9
Total debt after currency hedging arrangements	3,296	7,281
Remove transaction costs and discounts included in the carrying value of debt	40	59
Less: cash and cash equivalents	(2,706)	(874)
Net debt	$ 630	$ 6,466